EXHIBIT 24
DIRECTORS' POWERS OF ATTORNEY

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James Balog, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/   James Balog
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
                              Company


Witness:



/s/  Stephen J. Balog
Signature


Stephen J. Balog
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, James W. Burns, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/  J.W. Burns
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
                              Company


Witness:



/s/  Louise D. Auriol
Signature


Louise D. Auriol
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/  O.T. Dackow
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
                              Company


Witness:



/s/   R. Schultz
Signature


Richard Schultz
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1997.



                              /s/   P. Desmarais, Jr.
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
                              Company


Witness:



/s/   Lucie Filteau
Signature


Lucie Filteau
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Robert Gratton, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1997.



                              /s/   R. Gratton
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Nicole Barolet
Signature


Nicole Barolet
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N. Berne Hart, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1997.



                              /s/   N. Berne Hart
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Wilma J. Hart
Signature


Wilma J. Hart
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Kevin P. Kavanagh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                              /s/   K.P. Kavanagh
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   J.A. Andrew
Signature


John A. Andrew
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, William Mackness, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/ W. Mackness
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Carlyle Carey
Signature


Carlyle Carey
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, William T. McCallum, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                              /s/   W. McCallum
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Joan Preyer
Signature


Joan Preyer
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Jerry E.A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1997.



                              /s/   J. Nickerson
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Loretta Capwell
Signature


Loretta Capwell
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P. Michael Pitfield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/   P. Michael Pitfield
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Diane Meilleur
Signature


Diane Meilleur
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Michel Plessis-Belair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1997.



                              /s/   M. Plessis-Belair
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Danielle Dorocher
Signature


Danielle Dorocher
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Ross J. Turner, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.



                              /s/   R.J. Turner
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
Company


Witness:



/s/   Doreen Cordell
Signature


Doreen Cordell
Name Printed

     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 1997.



                              /s/   B.E. Walsh
                              Member, Board of Directors of
                              Great-West Life & Annuity Insurance
                              Company


Witness:



/s/   R. Pascoe
Signature


Ricardo A. Pascoe
Name Printed